EXHIBIT 10.5


                               AMENDMENT TO LEASE
                                December 15, 2003

The following is an Amendment to that Lease dated December 7, 2000 by and between Carleton Investors, L.L.C., ("Lessor") and Scanner Technologies, Corporation, A Minnesota Corporation ("Lessee") for the property described as 4665 South Ash Avenue, Suite G-20, Tempe, Arizona ("Premises") the above shall collectively be referred to as "Lease Agreement".

Lessor and Lessee hereby amend the Lease Agreement as follows:

1. The term of the Lease Agreement shall be extended to expire as of February 28, 2007.

2. The Premises shall be expanded to include Suite G-19, which is approximately 1,990 square feet.

3. Lessee's pro rata share of the complex shall increase from 3.481% to 4.962%.

4.     The Base Monthly Rent effective January 1, 2004 shall be as follows:

       01/01/04 through 02/29/04 @ $3,740.80/Mo. + Applicable Rental Tax
       (Suite G-20 only)
       03/01/04 through 02/28/06 @ $5,332.80/Mo. + Applicable Rental Tax
       03/01/06 through 02/28/07 @ $5,466.12/Mo. + Applicable Rental Tax
       (Suites G-19 and G-20)

5. Lessor, at Lessor's expense, shall complete the Tenant Improvements outlined in Exhibit "F" attached hereto and made a part hereof.

6. HVAC Maintenance by Lessee shall be limited to $250 per unit per occurrence provided Lessee complies with the following maintenance schedule:

       "Normal A/C Servicing" shall mean the following service and maintenance on the air conditioning units, performed by a licenses HVAC contractor, during every 12 month period during the Lease, commencing with the month of May that first falls within the term of the Lease.

                  (1)   Spring Maintenance (May):
                        a.  Lubricate Motor.
                        b.  Check and tighten all electrical connectors.
                        c. Inspect and clean evaporator and condenser coils.
                        d.  Check refrigerant charge.
                        e. General visual inspection of unit for other required maintenance.
                  (2)   Monthly Maintenance - change air conditioner filter.

7. The terms and conditions of the existing Exhibit A Guarantee shall be replaced by the attached Exhibit A-1 Guarantee.

8. All other terms and conditions of the above referenced Lease Agreement shall remain in full force and effect.

9. Should there be any conflict between the above referenced Lease Agreement, Lease Addendum and this First Amendment to Lease Agreement, this First Amendment to Lease Agreement shall control.

10. This First Amendment to Lease may be executed via facsimile and in counterparts and each executed counterpart shall for all purposes be deemed an original and shall have the same force and effect as an original, but all of which together shall constitute in the aggregate, but one and the same instrument.

ACCEPTED AND APPROVED:

LESSOR:           CARLETON INVESTORS, L.L.C.

By:  /s/ Clifford J. Cutter                              Date: January 20, 2004
     ------------------------------------------------
     Clifford J. Cutter, Managing Member

LESSER:           SCANNER TECHNOLOGIES CORPORATION

By:  /s/ Elwin M. Beaty                                  Date: January 16, 2004
     ------------------------------------------------

Its: President

                                   EXHIBIT A-1
                                    GUARANTEE

For value received, the undersigned absolutely guarantees all payments under that certain Lease Agreement dated for reference purposes only, December 07, 2000 and amended January 14, 2004 by and between CARLETON INVESTORS, L.L.C. (as Lessor) and SCANNER TECHNOLOGIES CORPORATION, A MINNESOTA CORPORATION (as Lessee) for the premises known as 4665 SOUTH ASH, SUITE G-20, TEMPE ARIZONA executed by ELWIN BEATY AND ELAINE E. BEATY. If obligor breaches any terms of the Lease Agreement, the undersigned will be liable thereon demand.

The undersigned waive notice of acceptance, notice of nonpayment, protest and notice of protest with respect to the obligation covered hereunder.

This guarantee shall continue in force an apply to all transactions notwithstanding any change in the makeup of the debtor's corporate board and officers or board member.

Liability under this Agreement shall commence on the date of the Lease. In the event of Lessee's default, the undersigned shall have liability for Lessee's monetary obligations up to Thirty Thousand and No/100 dollars ($30,000.00).

This guarantee shall continue in effect notwithstanding any legal disability of the debtor to incur the indebtedness or obligation in full or in part.

The creditor may proceed against any or all of the guarantors for any amount guaranteed hereunder whether action is brought against the debtor or whether the debtor is jointed in any such action or actions or not.

Creditor may without notice sell, assign or transfer all the indebtedness or obligation covered hereunder. In that event, each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness or obligation shall have the right to enforce this guarantee by legal action or otherwise for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein named specifically given such right and power.

Should suit be brought to recover on this guarantee, the guarantor(s) promise to pay as attorney's fees, a reasonable amount additional to the amount found due hereunder.

GUARANTOR 1:                        /s/  Elwin M. Beaty
                                    --------------------------------------------
                                            Elwin Beaty

HOME ADDRESS:                       13529 ARTHUR STREET, MINNESOTA, MN 55305

SOCIAL SECURITY NO.:                XXXX


GUARANTOR 2:                        /s/  Elaine E. Beaty
                                    --------------------------------------------
                                            Elaine E. Beaty

HOME ADDRESS:                       13529 ARTHUR STREET, MINNESOTA, MN 55305

SOCIAL SECURITY NO.:                XXXX

                                   EXHIBIT "F"
                                   PAGE 1 OF 2

Lessor, at Lessor's expense, shall complete the following improvements:

       1.     Demise Suite G18 and G19.

       2.     Paint walls/doors in G19 consistent with G20.

       3. Replace the existing office carpet in Suite G19 offices 106 and 107.

       4. Replace any stained ceiling tiles and perform necessary roof repairs.

       5. Patch floor tile where necessary from demolition in Suite G19 and clean the G19 floor.

       6.     Demise Suite G18 and G19 HVAC and electrical.

       7.     Demolition of lab counters as shown on Page 2 of this Exhibit.

       8. Add one (1) 3'0 x 6'8 paint grade door connecting Suites G19 and G20 per Page 2 of this Exhibit.

       9. Add an 8' x "8" opening in the North portion of the G19/G20 demising wall as shown in Page 2 of this Exhibit.

       10.    Repair the broken door handle on the G19 North exit door.

       11. Demolition of 4' of interior wall Suite G19 as shown on Page 2 of this Exhibit.

       12. Balance the air conditioning in Suite G20 and relocate the HVAC vent to a location within the suite outside of the executive office.

       13.    Repair Suite G20 restroom plumbing.

       14. Clean the Suite G20 carpet. Lessee shall be responsible to move any personal property including but not limited to furniture, files and equipment, at Lessee's expense.

       15.    Add weather stripping to the Suite G20 South entry doors.

                                   EXHIBIT "F"
                                   PAGE 2 OF 2










                                "DRAWING OMITTED"

                            SECOND AMENDMENT TO LEASE
                                JANUARY 21, 2004

THIS SECOND AMENDMENT TO LEASE IS TO THAT CERTAIN LEASE AGREEMENT DATED December 7, 2000 ("LEASE") AND THAT CERTAIN FIRST AMENDMENT TO LEASE DATED December 15, 2003 BY AND BETWEEN Carleton Investors, L.L.C. ("LESSOR") AND Scanner Technologies Corporation, A Minnesota Corporation ("LESSEE") FOR THE PREMISES DESCRIBED AS 4665 South Ash Avenue, Suite G-20, Tempe.

LESSOR AND LESSEE HEREBY AGREE TO AMEND THE FOLLOWING TERMS AND CONDITIONS OF THE ABOVE REFERENCED LEASE AGREEMENT AS FOLLOWS:

1. PARAGRAPH 2, PREMISES. THE APPROXIMATE SQUARE FOOTAGE IS 2,036 SQUARE FEET AND THE LESSEE'S PRO RATA SHARE OF THE COMPLEX SHALL BE ADJUSTED TO 4.9965%.

2. PARAGRAPH 4, RENT, THE BASE MONTHLY RENT SCHEDULE FOR SUITES G-19/20, SHALL BE AMENDED AS FOLLOWS:

         01/01/04 THROUGH 02/29/04 @ $3,740.80/MO. + RENTAL TAX
         (Suite G-20 only)
         03/01/04 THROUGH 02/28/06 @ $5,369.60/MO. + RENTAL TAX
         03/01/06 THROUGH 02/28/07 @ $5,503.84/MO. + RENTAL TAX

3. SHOULD THERE BE ANY CONFLICT BETWEEN THE ABOVE REFERENCED LEASE AGREEMENT, ITS LEASE ADDENDUM AND THIS FIRST AMENDMENT TO LEASE, THIS FIRST AMENDMENT TO LEASE SHALL CONTROL.

4. ALL OTHER TERMS AND CONDITIONS OF THE ABOVE REFERENCED LEASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

READ, ACCEPTED AND APPROVED:

LESSOR:  CARLETON INVESTORS, L.L.C.

BY:  /s/ Clifford J. Cutter                 01/23/04
     ------------------------------------------------
                                            DATE

LESSEE:  SCANNER TECHNOLOGIES CORPORATION

BY:  /s/ Elwin M. Beaty                     01/23/04
     ------------------------------------------------
                                            DATE

ITS:  President
     ------------------------------------------------